UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 7, 2007

MARKWEST ENERGY PARTNERS, L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-31239	27-0005456
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

1515 Arapahoe Street, Tower 2, Suite 700, Denver, CO 80202

(Address of principal executive offices)

Registrant’s telephone number, including area code: 303-925-9200

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-Commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-Commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02. Results of Operations and Financial Condition

On May 7, 2007, MarkWest Energy Partners, L.P. (the “Partnership”) announced its consolidated financial results for the three months ended March 31, 2007.  A copy of the Partnership’s earnings release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

The earnings release furnished with this Current Report on Form 8-K includes a presentation of the Partnership’s distributable cash flow. Distributable cash flow is a financial measure that is not calculated in accordance with generally accepted accounting principles (“GAAP”). With the exception of sustaining capital expenditures, the amounts included in the calculation of distributable cash flow are computed in accordance with GAAP. Sustaining capital expenditures include only those capital expenditures that do not increase the capacity of an asset or generate additional revenues or cash flows from operations. A reconciliation of distributable cash flow to net income, our most directly comparable GAAP financial measure, is provided in the earnings release.

We believe that investors benefit from having access to the same financial measures being utilized by management. Distributable cash flow is a significant metric used by our management to compare cash flows generated by the Partnership to the cash distributions we make to our partners. Using this metric, management can compute the coverage ratio of these cash flows to cash distributions. This is an important financial measure for our limited partners (including public unitholders) because it is an indicator of our success in providing a cash return on their investment. Specifically, this financial measure shows investors whether or not the Partnership is generating cash flows at a level that can sustain or support an increase in our quarterly cash distributions paid to partners. Lastly, distributable cash flow is the quantitative standard used throughout the investment community with respect to publicly traded energy limited partnerships.

ITEM 9.01.  Financial Statements and Exhibits.

(d)          Exhibits.

Exhibit No.	Description of Exhibit
99.1	Press release dated May 7, 2007, announcing first quarter 2007 earnings.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MARKWEST ENERGY PARTNERS, L.P.
(Registrant)

	By:	MarkWest Energy GP, L.L.C.,
Its General Partner

Date: May 8, 2007	By:	/s/ NANCY K. BUESE
Nancy K. Buese, Senior Vice President and Chief Financial Officer

Exhibit Index

Exhibit No.	Description of Exhibit
99.1	Press release dated May 7, 2007, announcing first quarter 2007 earnings.